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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 5, 1999 included in XTRA Corporation's Form 10-K for the year ended September 30, 1999 and to all references to our Firm included in this registration statement.


                             /s/ Arthur Andersen LLP
                             ---------------------------------
                             ARTHUR ANDERSEN LLP

St. Louis, Missouri
March 14, 2000